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                                                                   EXHIBIT 10.35

                           THE ADVISORY BOARD COMPANY
                         600 NEW HAMPSHIRE AVENUE, N.W.
                             WASHINGTON, D.C. 20037

                                October 25, 2001

The Corporate Executive Board Company
2000 Pennsylvania Avenue, N.W.
Washington, D.C.  20006
Attention:  James J. McGonigle,
            Chairman and Chief Executive Officer

    Re: Non-Competition Agreement by and among The Corporate Executive Board Company, The Advisory Board Company and David G. Bradley

Dear James:

        Effective as of January 1, 1999, The Advisory Board Company ("ABC"), entered into a Non-Competition Agreement (the "Agreement") with The Corporate Executive Board Company ("CEB"), and David G. Bradley ("Bradley"). Section 5 of the Agreement provides that the term of the Agreement shall end on the date that is five years after January 1, 1999.

        This letter confirms that, in consideration of the benefits which each of CEB and ABC draw from the Agreement, CEB and ABC have agreed to amend Section 5 of the Agreement to provide that the term of the Agreement, solely with respect to the rights and obligations as between CEB and ABC, shall end on January 1, 2007. Nothing in this letter shall be deemed to amend, waive, void or extend the term of the Agreement with respect to Bradley's rights or obligations under the Agreement.

        Please indicate your agreement with the foregoing by signing and returning one copy of this letter, which will constitute our agreement with respect to the subject matter hereof.

                                                Very truly yours,

                                                THE ADVISORY BOARD COMPANY


                                                By: /s/ JEFFREY D. ZIENTS
                                                    ----------------------------
                                                Name:  Jeffrey D. Zients
                                                Title: Chairman

ACCEPTED AND AGREED:
THE CORPORATE EXECUTIVE BOARD COMPANY


By: /s/ JAMES J. McGONIGLE
    ---------------------------------
Name:  James J. McGonigle
Title: Chairman and Chief Executive Officer

Dated: October 25, 2001